SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

DELAWARE GROUP FOUNDATION FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO

DELAWARE MODERATE ALLOCATION PORTFOLIO

DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO

(three separate series of Delaware Group Foundation Funds)

2005 Market Street
Philadelphia, PA 19103
(800) 523-1918

July 3, 2008

Dear Shareholder:

     A Special Meeting of Shareholders of Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), which are series of Delaware Group Foundation Funds (the “Trust”), is being held in Philadelphia on September 16, 2008. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your Portfolio. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Trust’s Board of Trustees. The Trustees, all of whom (other than the undersigned) are not “interested persons” of Delaware Investments, as defined in the Investment Company Act of 1940, are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the best interests of shareholders. They recommend that you vote FOR the proposal.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Portfolios’ proxy solicitor, at 1-866-612-5812. Computershare will be glad to help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares.

     Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne, President

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

     We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this Special Meeting.

Q:	WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

     Open-end investment companies are required to obtain shareholders’ votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q:	WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

     There is one proposal to amend the fee schedule of the investment management agreement between the Trust, on behalf of each Portfolio, and Delaware Management Company. The proposal, which impacts each of the three Portfolios, is outlined in the Notice at the beginning of the proxy statement.

Q:	HOW WILL THE PROPOSAL AFFECT ME AS A SHAREHOLDER OF A PORTFOLIO?

     Management proposes to convert each Portfolio from a “fund of funds” (meaning each Portfolio invests all or substantially all of its assets in other Delaware Investments mutual funds) to a fund that utilizes a multiple portfolio management approach and directly invests in and holds individual stocks, bonds and other investments. In connection with the proposed conversion, you are being asked to approve an amendment to the fee schedule of the Portfolios’ investment management agreement (the “Investment Management Agreement”) with Delaware Management Company (“DMC”). While this amendment would increase the investment management fees that the Portfolios pay directly to DMC, Management expects that the overall expenses borne by the Portfolios (including those paid indirectly as a result of the Portfolios’ being shareholders of other Delaware Investments funds) will be reduced. The increase in management fees is necessary to compensate DMC for direct management of the investments in addition to active allocation across the proposed investment sleeves consistent with our standard fee structure.

Q:	HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     The Board of Trustees recommends that you vote in favor of, or FOR, the proposal on the enclosed proxy card.

Q:	WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

     Please call your Portfolio at 1-800-523-1918 for additional information. You can vote one of three ways:

     By Mail: Use the enclosed proxy card to record your vote on the proposal, then return the card in the postpaid envelope provided;

     By Touch-tone Phone: Shareholders who hold their shares directly with the Portfolios may dial toll-free, 1-888-221-0697 and follow the simple instructions. A phone number for shareholders who hold their shares in the name of a bank or broker may be obtained from such bank or broker; or

     By Internet: Shareholders who hold their shares directly with the Portfolios may visit www.proxyweb.com and follow the simple instructions after entering the control number located on your proxy card(s).

DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO

DELAWARE MODERATE ALLOCATION PORTFOLIO

DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO

(three separate series of Delaware Group Foundation Funds)

2005 Market Street
Philadelphia, PA 19103
(800) 523-1918

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 16, 2008

     To the Shareholders of Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio, three separate series of Delaware Group Foundation Funds (the “Trust”):

     This is your official notice that a Special Meeting of Shareholders of Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), each a series of the Trust, will be held on Tuesday, September 16, 2008, at 4:00 p.m. E.D.T. at 2005 Market Street, the Board Room of Stradley Ronon Stevens & Young, LLP, 26th Floor, Philadelphia, Pennsylvania 19103. The meeting is being called for the following reason:

  For shareholders of each Portfolio, voting separately, to approve an amendment to the Investment Management Agreement between the Trust, on behalf of each Portfolio, and Delaware Management Company.

     The proposal is more fully described in the attached Proxy Statement. A copy of the form of the Investment Management Agreement, as proposed to be amended, between the Trust and Delaware Management Company is attached as Appendix A to the Proxy Statement.

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. Proxy cards must be received before the Special Meeting in order to be counted. You may revoke your proxy card at any time at or before the Special Meeting or vote in person if you attend the Special Meeting.

     This Proxy Statement, which is first being mailed to shareholders on or about July 9, 2008, sets forth concisely the information that a shareholder of a Portfolio should know before voting on the proposal. It should be read and retained for future reference.

     The Board of Trustees of the Trust is soliciting your vote. If you are a shareholder of record of one or more of the Portfolios as of the close of business on June 25, 2008, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in such Portfolios should be voted.

     Please vote and send in your Proxy Card(s) promptly to avoid the need for further mailings. Your vote is important.

By Order of the Board of Trustees,

/s/ David F. Connor
David F. Connor
Secretary

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

OF

DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO

DELAWARE MODERATE ALLOCATION PORTFOLIO

DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO

(three separate series of Delaware Group Foundation Funds)

2005 Market Street
Philadelphia, PA 19103
(800) 523-1918

TO BE HELD ON SEPTEMBER 16, 2008

Meeting Information

     The Board of Trustees (hereafter referred to as the “Board of Trustees”) of Delaware Group Foundation Funds (the “Trust”), on behalf of each of Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), is soliciting your proxy to be voted at the Special Meeting of Shareholders to be held on September 16, 2008 at 4:00 p.m. E.D.T. at 2005 Market Street, the Board Room of Stradley Ronon Stevens & Young, LLP, 26th Floor, Philadelphia, Pennsylvania 19103, or any adjournments of the meeting (hereafter, the “Meeting”).

Purpose of Meeting

     The purpose of the Meeting is to consider the following proposal with respect to each Portfolio, with the shareholders of each Portfolio voting separately, as well as any other business properly brought before the Meeting:

To approve an amendment to the Investment Management Agreement between the Trust, on behalf of each Portfolio, and Delaware Management Company.

     This Proxy Statement and proxy card will first being mailed to shareholders on or about July 9, 2008.

     The Board of Trustees urges you to complete, sign and return the Proxy Card included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card promptly to help assure a quorum for the Meeting.

     Copies of the Trust’s most recent Annual Report and Semi-Annual Report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request at no charge by writing the Trust at the address shown on the top of this page, calling toll free 1.800.523.1918, or visiting www.delawareinvestments.com.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO
THE INVESTMENT MANAGEMENT AGREEMENT.

PROPOSAL:	TO APPROVE AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH PORTFOLIO, AND DELAWARE MANAGEMENT COMPANY

Introduction

     The Trust currently has three separate series, each of which operates as a “fund of funds” — Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio. The Portfolios are considered “target risk funds” — a type of mutual fund that base their asset allocation around a specified level of risk and then periodically rebalance their investment holdings to maintain that risk profile. (These types of funds are also sometimes referred to as “Lifestyle” funds.) As target risk funds, the Portfolios allocate their investments among a range of asset classes particular to each Portfolio according to calculated expectations of risk and return.

     As a fund of funds, each Portfolio currently seeks to achieve its investment objective by investing all or substantially all of its assets in various other Delaware Investments funds (the “Underlying Funds”) and in cash and short-term debt instruments, with each Underlying Fund representing a particular asset class. As a shareholder of the Underlying Funds, each Portfolio pays, indirectly through its investments, a proportionate share of the expenses of such Underlying Funds (hereafter referred to as “acquired fund expenses”). These acquired fund expenses are in addition to and separate from each Portfolio’s direct operating expenses, and make up a significant portion of each Portfolio’s total expenses.

     Management believes that the overall investment goals of the Portfolios are viable and provide important investment options for shareholders, but that the Portfolios can potentially operate more efficiently and cost effectively.

     Management has researched various alternatives in the interests of reducing total expenses to shareholders, and believes the Portfolios can achieve their current investment goals for their shareholders in a more efficient and cost effective manner by replacing the fund of funds structure with a direct investment structure (the “Restructuring”). Under a direct investment structure, the Portfolios would continue to pursue an active asset allocation approach in which Delaware Management Company, as the Portfolios’ investment manager (“DMC”), considers the expected returns and estimates of risk for particular asset classes. The current fund of funds structure requires the Portfolios to invest in a number of Underlying Funds that, in turn, invest in a broadly diversified number of individual securities, and indirectly bear the acquired fund expenses. Management believes that each Portfolio can decrease its total expenses while maintaining its overall investment goals and current mix of risk and return by having multiple groups of portfolio managers within DMC invest directly in a broadly diversified number of individual securities among asset classes that are similar to the asset classes currently represented by the Underlying Funds.1 Management anticipates that the Restructuring would eliminate a substantial portion of the acquired fund expenses currently paid by the Portfolios and, as a result, reduce each Portfolio’s total expenses.
____________________
1 Subject to shareholder approval of the proposed amendment to the Investment Management Agreement and as part of the Restructuring, the Board of Trustees approved a change in each Portfolio’s investment strategy to permit each Portfolio to invest a greater proportion of its assets in securities issued by non-U.S. issuers (“foreign securities”), including issuers from countries whose economies are considered to be emerging or developing (“emerging markets”). Such change in investment strategy is more fully described below.

     To utilize the multiple portfolio manager approach and directly purchase and manage securities and other investments (rather than indirectly through various Underlying Funds) and directly manage asset allocations to maintain each Portfolio’s current investment goals and broad relative fixed income and equity asset weights, the Portfolios would require additional services and resources from DMC as investment manager. For the additional services necessary to operate under a direct investment structure, DMC has requested an amendment to the fee schedule of the current investment management agreement with the Portfolios (the “Investment Management Agreement”) in order to increase the investment management fee from 0.25% to 0.65% of each Portfolio’s average daily net assets (subject to breakpoints described below). A copy of the form of the Investment Management Agreement, as proposed to be amended, between the Trust and DMC is attached hereto as Appendix A. Such a fee increase would also include a change to the current expense limitation, as more fully described below.

     Management anticipates that the proposed Restructuring will reduce total expenses for the Portfolios. The expected reduction of acquired fund expenses will be greater than the proposed increase to management fees. Management expects that such an increase in the investment management fees, including the proposed modified expense limitation, will cause the total expenses (as reported in the Portfolios’ table of fees and expenses in their Prospectus) for Class A shares of the Aggressive Allocation Portfolio, Moderate Allocation Portfolio, and Conservative Allocation Portfolio to be reduced from 1.69%, 1.60% and 1.52%, respectively, to 1.15% for each Portfolio during the first year after the Restructuring.

     Management proposed this amendment to the Investment Management Agreement to the Board of Trustees in conjunction with the Restructuring, as more fully described below. The Board of Trustees voted to approve the amendment and the Restructuring, and is recommending that shareholders approve the proposed amendment the Investment Management Agreement.

How will the Portfolios be managed after the Restructuring?

     If the proposed amendment to the Investment Management Agreement and the accompanying change to the current expense limitation are approved by shareholders, Management anticipates converting each Portfolio’s current fund of funds structure to a direct investment structure that will apportion each Portfolio’s investments among several portfolio managers or teams of portfolio managers who will purchase and sell individual securities and other investments in order to maintain the current risk profile and achieve the current investment goal and general fixed income and equity asset weights for each Portfolio. Each Portfolio would preserve its current concept of allocating assets among different asset classes.

     DMC believes that eliminating the requirement that the Portfolios invest substantially all of their assets in the Underlying Funds would make the Portfolios’ cost structure more competitive by substantially reducing the current acquired fund expenses. Directly investing in a combination of securities representing a variety of asset classes and investment styles necessary to maintain the risk profiles and achieve the investment goals of each Portfolio, however, will require a significant increase in the responsibilities of DMC.

     If the shareholders approve the amendment to the Investment Management Agreement and the Restructuring is undertaken, each Portfolio’s investment strategy regarding foreign securities will be amended to permit each Portfolio to increase its investments in foreign securities, including emerging market investments. Currently the range of assets that the Aggressive Allocation, Moderate Allocation, and Conservative Allocation Portfolios may invest in foreign securities is limited to: 10%–30%, 5%–20%, and up to 10%, respectively. If the Restructuring is effected, Management anticipates increasing these ranges to 15%–70%, 10%–60%, and 5%–50% for the Aggressive Allocation, Moderate Allocation, and Conservative Allocation Portfolios, respectively. Within the proposed ranges for investment in foreign securities, the Aggressive Allocation, the Moderate Allocation, and the Conservative Allocation Portfolios would have the ability to invest up to 20%, 15%, and 10%, respectively, of its net assets in emerging market securities.2

     Management believes that these changes in investment strategies will improve the Portfolios’ ability to adapt to changing conditions in the world equity markets, as each Portfolio will be able to tactically allocate an increased portion of its assets to markets that may be more attractive, on a relative valuation basis, than the U.S. equity markets.

If the proposed amendment to the Investment Management Agreement is approved by shareholders, how will a Portfolio’s expenses change?

     In connection with the Restructuring, the Board of Trustees is recommending that shareholders approve an amendment to the Investment Management Agreement to increase the management fee paid to DMC from 0.25% to 0.65% of average daily net assets for each Portfolio. Specifically, under the proposed amendment, each Portfolio would pay a management fee of 0.65% of average daily net assets up to $500 million, 0.60% of average daily net assets from $500 million to $1 billion, 0.55% of average daily net assets from $1 billion to $2.5 billion, and 0.50% of average daily net assets thereafter. As of May 31, 2008, the net assets of the Aggressive Allocation Portfolio, Moderate Allocation Portfolio, and Conservative Allocation Portfolio were $48,158,545, $55,457,303, and $46,506,223, respectively.

     The aggregate amount of investment management fees, excluding the effect of any waivers, payable to DMC for the fiscal year ended September 30, 2007 from the Aggressive Allocation, Moderate Allocation and Conservative Allocation Portfolios for services pursuant to the Investment Management Agreement were $134,736, $121,908, and $103,263, respectively.
____________________
2 Although DMC expects to expand and supplement its international growth expertise internally in the future, DMC anticipates initially investing in foreign securities through investments in exchange-traded mutual funds that utilize an international growth investment style.

Had the proposed Restructuring been in effect for the fiscal year ended September 30, 2007, the aggregate amount of investment management fees, excluding waivers, payable to DMC from the Aggressive Allocation, Moderate Allocation and Conservative Allocation Portfolios would have been $350,314, $316,960, and $268,483, respectively; amounting to an increase to the management fees of 0.40% of average net assets for each of the Portfolios.

     Although the management fees would have been higher if the proposed Restructuring had been in effect, the Portfolios’ indirect expenses, in the form of acquired fund expenses, would have been reduced in an amount greater than the increased investment management fees, as illustrated in the tables below.

     Shareholder approval of the proposed amendment to the Investment Management Agreement will also be considered an approval of a change in DMC’s current contractual fee waiver. The contractual fee waiver currently in place limits each Portfolio’s total annual fund operating expenses, excluding 12b-1 fees and non-routine expenses3, from exceeding, in the aggregate amount, 0.55% of average daily net assets of each Portfolio. The current fee waiver is due to expire January 31, 2009. Notably this current fee waiver does not apply to the acquired fund expenses, meaning the Portfolios must also bear indirectly the full cost of acquired fund expenses. In contrast, in connection with the Restructuring, DMC has contractually agreed to waive a portion of its proposed management fee and to reimburse the Portfolios to the extent necessary to ensure that overall expenses of the Portfolios, excluding 12b-1 fees and non-routine expenses, but including any acquired fund expenses, will not exceed 0.90% for each of the Aggressive Allocation, Moderate Allocation, and Conservative Allocation Portfolios for one year following completion of the Restructuring.

     The following tables compare the current fees and expenses (as of September 30, 2007) of the Portfolios as a percentage of daily net assets to the estimated expenses on a pro forma basis assuming completion of the Restructuring:

Delaware Aggressive Allocation Portfolio:

	Class A		Class B		Class C		Class R		Institutional
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Management fees	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]
Distribution and service (12b-1) fees	0.30%[c]	0.30%[c]	1.00%	1.00%	1.00%	1.00%	0.60%[c]	0.60%[c]	None	None
Other expenses	0.49%[d]	0.62%[e]	0.49%[d]	0.62%[e]	0.49%[d]	0.62%[e]	0.49%[d]	0.62%[e]	0.49%[d]	0.62%[e]
Acquired fund fees and expenses[f]	0.89%	0.04%	0.89%	0.04%	0.89%	0.04%	0.89%	0.04%	0.89%	0.04%
Total annual fund operating expenses	1.93%	1.61%	2.63%	2.31%	2.63%	2.31%	2.23%	1.91%	1.63%	1.31%
Fee waivers and payments	(0.24%)[a]	(0.46%)[b]	(0.19%)[a]	(0.41%)[b]	(0.19%)[a]	(0.41%)[b]	(0.29%)[a]	(0.51%)[b]	(0.19%)[a]	(0.41%)[b]
Net expenses	1.69%	1.15%	2.44%	1.90%	2.44%	1.90%	1.94%	1.40%	1.44%	0.90%
____________________
3 “Non-routine expenses” consist of any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings and liquidations.

Delaware Moderate Allocation Portfolio:

	Class A		Class B		Class C		Class R		Institutional
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Management fees	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]
Distribution and service (12b-1) fees	0.30%[c]	0.30%[c]	1.00%	1.00%	1.00%	1.00%	0.60%[c]	0.60%[c]	None	None
Other expenses	0.46% [d]	0.50% [e]	0.46% [d]	0.50% [e]	0.46% [d]	0.50% [e]	0.46% [d]	0.50% [e]	0.46% [d]	0.50% [e]
Acquired fund fees and expenses[f]	0.80%	0.03%	0.80%	0.03%	0.80%	0.03%	0.80%	0.03%	0.80%	0.03%
Total annual fund operating expenses	1.81%	1.48%	2.51%	2.18%	2.51%	2.18%	2.11%	1.78%	1.51%	1.18%
Fee waivers and payments	(0.21%)[a]	(0.33%)[b]	(0.16%)[a]	(0.28%)[b]	(0.16%)[a]	(0.28%)[b]	(0.26%)[a]	(0.38%)[b]	(0.16%)[a]	(0.28%)[b]
Net expenses	1.60%	1.15%	2.35%	1.90%	2.35%	1.90%	1.85%	1.40%	1.35%	0.90%

Delaware Conservative Allocation Portfolio:

	Class A		Class B		Class C		Class R		Institutional
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Management fees	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]	0.25%[a]	0.65%[b]
Distribution and service (12b-1) fees	0.30%[c]	0.30%[c]	1.00%	1.00%	1.00%	1.00%	0.60%[c]	0.60%[c]	None	None
Other expenses	0.50% [d]	0.52% [e]	0.50% [d]	0.52% [e]	0.50% [d]	0.52% [e]	0.50% [d]	0.52% [e]	0.50% [d]	0.52% [e]
Acquired fund fees and expenses[f]	0.72%	0.02%	0.72%	0.02%	0.72%	0.02%	0.72%	0.02%	0.72%	0.02%
Total annual fund operating expenses	1.77%	1.49%	2.47%	2.19%	2.47%	2.19%	2.07%	1.79%	1.47%	1.19%
Fee waivers and payments	(0.25%)[a]	(0.34%)[b]	(0.20%)[a]	(0.29%)[b]	(0.20%)[a]	(0.29%)[b]	(0.30%)[a]	(0.39%)[b]	(0.20%)[a]	(0.29%)[b]
Net expenses	1.52%	1.15%	2.27%	1.90%	2.27%	1.90%	1.77%	1.40%	1.27%	0.90%

a DMC has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from February 1, 2008 through January 31, 2009 to prevent total annual fund operating expenses (not including any 12b-1 plan, acquired fund fees and expenses, or non-routine expenses) from exceeding, in an aggregate amount, 0.55% of average daily net assets of each Portfolio. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board of Trustees and DMC.

b If the shareholders approve the proposal and the Restructuring is completed, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses for a one-year period following completion of the Restructuring in order to prevent total annual fund operating expenses (not including any 12b-1 plan and non-routine expenses) from exceeding, in an aggregate amount, 0.90% of average daily net assets of each Portfolio. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board of Trustees and DMC. These expense waivers and reimbursements include acquired fund fees and expenses.

c Delaware Distributors, L.P. (the “Distributor”) has contracted to limit the Class A and Class R shares’ 12b-1 fees from February 1, 2008 through January 31, 2009 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

d Current “Other expenses” have been restated to reflect a reduction in non-routine expenses incurred during the period.

e Pro forma estimated “Other expenses” have been restated to reflect assets as of March 31, 2008. The increase in “Other expenses” is attributed to: a decrease in net assets from September 30, 2007; a projected increase in custody fees due to a larger international securities component; and a projected increase in sub-transfer agent fees due to an expected increase in retirement plan assets.

f The Portfolios’ total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the financial highlights in the Portfolios’ Prospectus or the Portfolios’ shareholder reports. The financial highlights only reflect each Portfolio’s operating expenses and do not include the fees and expenses of the Underlying Fund(s) in which each Portfolio invests. Similarly, a change in acquired fund fees and expenses does not directly affect a Portfolio’s total return or yield.

     The following examples are intended to help you compare the cost of investing in the Portfolios currently and on a pro forma basis, assuming completion of the Restructuring, as of September 30, 2007. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Portfolios’ actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net expenses, which include acquired fund expenses, with applicable expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10. These are examples only, and do not represent future expenses, which may be greater or less than those shown here.

Delaware Aggressive Allocation Portfolio:

	Class A		Class B		Class B (if redeemed)		Class C		Class C (if redeemed)		Class R		Institutional
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
1 year	$737	$685	$247	$193	$647	$593	$247	$193	$347	$293	$197	$143	$147	$92
3 years	$1,124	$1,011	$799	$682	$1,074	$957	$799	$682	$799	$682	$669	$551	$496	$375
5 years	$1,536	$1,360	$1,378	$1,198	$1,603	$1,423	$1,378	$1,198	$1,378	$1,198	$1,168	$984	$869	$679
10 years	$2,681	$2,340	$2,780	$2,439	$2,780	$2,439	$2,950	$2,614	$2,950	$2,614	$2,542	$2,191	$1,917	$1,543

Delaware Moderate Allocation Portfolio:

	Class A		Class B		Class B (if redeemed)		Class C		Class C (if redeemed)		Class R		Institutional
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
1 year	$728	$685	$238	$193	$638	$593	$238	$193	$338	$293	$188	$143	$137	$92
3 years	$1,092	$985	$766	$655	$1,041	$930	$766	$655	$766	$655	$636	$523	$462	$347
5 years	$1,480	$1,307	$1,321	$1,144	$1,546	$1,369	$1,321	$1,144	$1,321	$1,144	$1,110	$929	$809	$622
10 years	$2,563	$2,215	$2,662	$2,314	$2,662	$2,314	$2,833	$2,492	$2,833	$2,492	$2,421	$2,063	$1,788	$1,407

Delaware Conservative Allocation Portfolio:

	Class A		Class B		Class B		Class C		Class C		Class R		Institutional
					(if redeemed)				(if redeemed)
		Pro		Pro		Pro		Pro		Pro		Pro		Pro
	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma	Current	Forma
1 year	$721	$685	$230	$193	$630	$593	$230	$193	$330	$293	$180	$143	$129	$92
3 years	$1,077	$987	$751	$657	$1,026	$932	$751	$657	$751	$657	$620	$525	$445	$349
5 years	$1,457	$1,311	$1,298	$1,148	$1,523	$1,373	$1,298	$1,148	$1,298	$1,148	$1,086	$933	$784	$626
10 years	$2,520	$2,225	$2,618	$2,324	$2,618	$2,324	$2,791	$2,501	$2,791	$2,501	$2,376	$2,073	$1,740	$1,417

How will the Restructuring be effected?

     If the proposed amendment to the Investment Management Agreement is approved by each Portfolio’s shareholders, DMC anticipates that, to effect the Restructuring, the Portfolios will redeem their investments in each of the Underlying Funds. Each Portfolio will bear any transaction costs realized in connection with the reinvestment of the redemption proceeds received from the Underlying Funds. In addition, each Portfolio will incur capital gains or losses from the redemption of the Portfolios’ investments in the Underlying Funds. Any such gains or losses will be passed through to the Portfolios’ shareholders, net of other capital gains or losses for the Portfolios. As of June 27, 2008, the estimated total unrealized gain/(loss) was: $829,300, $16,600, and ($1,082,100) for the Aggressive Allocation, Moderate Allocation, and Conservative Allocation Portfolios, respectively. Currently, no Portfolio has any material capital loss carryovers that may be used to offset any capital gains that may be realized by a Portfolio in the Restructuring.

     In an effort to reduce any potential adverse tax impact on the Underlying Funds and transaction costs associated with (i) selling securities by the Underlying Funds (to satisfy the redemption request by the Portfolios) and (ii) buying securities by the Portfolios (in connection with converting their investment portfolios to direct individual securities holdings), DMC proposed and the Boards of Trustees of the Underlying Funds approved such Portfolio’s request from each Underlying Fund that its redemption request be fulfilled by a pro rata in-kind distribution of the Underlying Fund’s portfolio securities to the extent practicable. Such an in-kind redemption would only be requested where a Portfolio’s investment in an Underlying Fund was of sufficient size to avoid the cost and complexity of processing small in-kind redemptions requests.

Does the proposed amendment affect any terms of the Investment Management Agreement other than the fee schedule?

     The proposed amendment will affect no terms of the Investment Management Agreement except the fee schedule, which is attached as Exhibit A to the Investment Management Agreement. If approved, the proposed amendment would increase the fees paid by each Portfolio to DMC from 0.25% to 0.65% of average daily net assets, with fees decreasing upon meeting certain asset breakpoints, as described above and set forth in Exhibit A to the Investment Management Agreement. All other terms of the Investment Management Agreement would remain unchanged. Under such terms, DMC is charged with managing the investment and reinvestment of each Portfolio’s assets and administering its affairs, such as: regularly making decisions as to what securities and other instruments to purchase and sell on behalf of each Portfolio; effecting the purchase and sale of such investments in furtherance of each Portfolio’s objectives and policies; and furnishing the Board of Trustees with such information and reports regarding each Portfolio’s investments as DMC deems reasonable or as the Trustees of the Trust reasonably request.

Trustees’ Considerations and Determinations

     At the Trustees’ meeting held on May 21 and 22, 2008, the Board of Trustees considered the proposal for the Restructuring. In particular, the Trustees considered the Portfolios’ operating history, performance and historical sales. The Trustees considered the fact that the Restructuring would substantially reduce indirect fees and expenses for the Portfolios. The Trustees also anticipated a reduction in total expenses from 1.69%, 1.60% and 1.52% of average net assets for Class A shares of the Aggressive Allocation, Moderate Allocation and Conservative Allocation Portfolios, respectively, to 1.15% for each of the Portfolios in the first year following the Restructuring, due, in part, to the one-year fee waiver. The Trustees also considered potential growth opportunities for the Portfolios following the proposed Restructuring, given the potential advantages of the proposed strategy changes to the Portfolios, i.e., permitting increased investment in foreign securities, including emerging market securities, the enhanced ability to adapt to changes in world markets, and the possibility of tactical allocation across international markets. The Trustees also considered Management’s intention to effect the transaction through redemptions in-kind to the extent practicable to avoid certain transaction costs. The Trustees concluded that based upon the information provided, the proposed Restructuring was in the best interests of the Portfolio’s shareholders.

     With respect to the proposed amendment to the Investment Management Agreement, the Trustees considered that, in exchange for an increase in management fees, DMC would be taking on additional responsibilities for direct management of assets and implementation of asset allocation strategies on behalf of the Portfolios in connection with the proposed Restructuring. The Trustees also considered the proposed introduction of breakpoints, as described above, which would permit the Portfolios to recognize economies of scale with sufficient growth of assets under management. More generally, the Trustees considered the nature, extent, and quality of services DMC had provided to the Portfolios and the Underlying Funds, including reports furnished to the Board throughout the year at regular Board Meetings covering matters such as: the performance of the Portfolios; the Underlying Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Trustees. The Trustees also considered the transfer agent and shareholder services provided to Portfolio shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, throughout 2007, Management provided the Trustees with detailed information regarding the successful commencement of the outsourcing of certain investment accounting functions that are expected to improve the quality and cost of delivering investment accounting services to the Portfolios. The Trustees considered these factors in concluding that they were satisfied with the services rendered by DMC and its affiliate to the Portfolios and their shareholders.

     The Trustees considered the investment performance of DMC. Although consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the reports prepared by Lipper, Inc. (an independent statistical compilation organization) for prior annual contract renewal meetings. The Trustees concluded that they were satisfied with the investment performance of DMC.

     The Trustees considered management fee and total expense comparison data for the Portfolios and other comparable funds presented in the Board materials. Management provided the Trustees with information on pricing levels and fee structures for the Portfolios. The Trustees focused particularly on the comparative analysis of the management fees and total expense ratios of the Portfolios and the management fees and expense ratios of a group of similar funds. The Trustees noted their objective to limit the Fund’s total expense ratio to an acceptable range. The Board was satisfied with the proposed management fees and anticipated post-Restructuring total expenses of the Portfolios in comparison to other similar funds.

     The Trustees also considered the level of profits to be realized by DMC and its affiliate fund service providers (“Delaware Investments”) in connection with the operation of the Portfolios. In this respect, the Trustees considered the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual Delaware funds and the Delaware Investments Family of Funds as a whole. The Trustees also considered the extent to which Delaware Investments might derive ancillary benefits from Portfolio operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Trustees found that the level of profitability of Delaware Investments and the ancillary benefits received and expected to be received by Delaware Investments was satisfactory.

     The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of investment management fees charged. The Trustees took into account the breakpoints proposed in connection with the change in the investment management fee. Breakpoints in the investment management fee occur when the fee rate is reduced on assets in excess of specified levels. This results in a lower investment management fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Trustees noted that the fee proposed under the Portfolios’ Investment Management Agreement fell within the standard structure for special domestic equity funds and domestic fixed income funds. Although no Portfolio had reached a size at which it can take advantage of breakpoints, the Trustees recognized that the fee is structured so that when the Portfolio grows, economies of scale may be shared.

     The Trustees also considered Delaware Investments’ efforts to improve services provided to Portfolio shareholders. Based upon all of the foregoing, the Trustees found the proposed investment management fees to be reasonable in light of the services to be rendered.

Why are you asking me to vote?

     Although total expenses of each Portfolio (including indirect expenses) under the terms of the proposed Restructuring will be reduced, the proposed amendment to the Investment Management Agreement to increase the fees payable to DMC requires shareholder approval. In addition, as noted above, there is currently a contractual total expense limitation of 0.55% of net assets (not including 12b-1 fees, non-routine expenses, or acquired fund expenses) that is in place for each of the Portfolios through January 2009. Shareholder approval of the amendment to the Investment Management Agreement will be considered approval of the replacement of the current expense limitation with the proposed contractual total expense limitation of 0.90% of net assets (not including 12b-1 fees or non-routine expenses, but including acquired fund expenses) for each Portfolio for one year following completion of the Restructuring.

When will the proposal take effect?

     If the shareholders of each of the Aggressive Allocation, Moderate Allocation and Conservative Allocation Portfolios approve the proposal, the Portfolios will effect the Restructuring, which DMC anticipates will be completed during the fourth-quarter of 2008. If the proposed change to the investment management fee is not approved by the shareholders of each Portfolio, each of the Portfolios will continue to operate as a fund of funds as they currently do.

ADDITIONAL INFORMATION ABOUT DMC AND OTHER SERVICE PROVIDERS DMC

     DMC, located at 2005 Market Street, Philadelphia, PA 19103, is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and serves as the investment manager for each Portfolio pursuant to an agreement between the Trust on, behalf of each Portfolio, and DMC. The Trust, on behalf of the Moderate Allocation and Conservative Allocation Portfolios, and DMC entered into the Investment Management Agreement on April 1, 1999 in connection with an effort to standardize the form of Agreement among all Delaware Investments Funds, which was approved by shareholders on March 17, 1999. The Investment Management Agreement was amended by the Trust and DMC on April 15, 1999 to add the Aggressive Allocation Portfolio to the Investment Management Agreement, which was approved by its sole shareholder on April 13, 1999. The Investment Management Agreement has not since been submitted for shareholder approval. The Investment Management Agreement’s continuance was most recently approved by the Trustees of the Portfolios on May 22, 2008.

     DMC is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMH”). DMH is a subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters at 1500 Market Street, Suite 3900, Philadelphia, PA 19102, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     The principal executive officer and the director of DMC, and their principal occupations within DMC, are as follows: Patrick P. Coyne, President; and See Yeng Quek, Executive Vice President, Managing Director, and Chief Investment Officer–Fixed Income. The address of the principal executive officer and the director of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

     Patrick P. Coyne, the principal executive officer of DMC, is also a Trustee of the Trust, as well as Chairman, President, and Chief Executive Officer of the Trust. The following officers of DMC are also officers of the Trust: Michael J. Hogan serves as Executive Vice President and Head of Equity Investments of DMC and the Trust; See Yeng Quek serves as Executive Vice President and Managing Director–Fixed Income of the Trust; Brian L. Murray Jr. serves as Senior Vice President and Chief Compliance Officer of DMC and the Trust; David P. O’Connor serves as Senior Vice President, Strategic Investment Relationships and Initiatives, and General Counsel of DMC and the Trust; Francis X. Morris serves as Senior Vice President and Chief Investment Officer–Core Equity of DMC and the Trust; Richard Salus serves as Senior Vice President, Controller, and Treasurer of DMC, and Senior Vice President and Chief Financial Officer of the Trust; David F. Connor serves as Vice President, Deputy General Counsel, and Secretary of DMC and the Trust; Daniel V. Geatens serves as Vice President and Director of Financial Administration of DMC, and Vice President and Treasurer of the Trust; Christopher S. Adams serves as Vice President, Portfolio Manager, and Senior Equity Analyst of DMC and the Trust; Michael S. Morris serves as Vice President, Portfolio Manager, and Senior Equity Analyst of DMC and the Trust; and Donald G. Padilla serves as Vice President, Portfolio Manager, and Senior Equity Analyst of DMC and the Trust.

     On March 31, 2008, DMC was managing more than $140 billion in assets in various institutional or separately managed investment company and insurance accounts.

Other Service Providers

     The Portfolios each receive administrative services from DMC, DSC, and Mellon Bank, N.A. (“Mellon”). Mellon is located at One Mellon Center, Pittsburgh, PA 15258, and provides fund accounting and financial administration services to the Portfolios.

     DSC, an affiliate of the DMC, is located at 2005 Market Street, Philadelphia, PA 19103, and provides fund accounting and financial administration oversight services to the Portfolios. DSC also serves as the Portfolios’ shareholder servicing, dividend disbursing and transfer agent. For its services, DSC received $148,068, $115,000, and $98,084 from the Aggressive Allocation, Moderate Allocation, and Conservative Allocation Portfolios, respectively, for the fiscal year ended September 30, 2007. DSC is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Distributor, an affiliate of DMC, is located at 2005 Market Street, Philadelphia, PA 19103, and serves as the principal underwriter and national distributor of the Portfolios’ shares. The Distributor bears all of the costs of promotion and distribution of Portfolio shares, except for payments by the Portfolios under their respective Rule 12b-1 Plans. For its services, the Distributor received $245,855, $197,830, and $125,887 from the Aggressive Allocation, Moderate Allocation, and Conservative Allocation Portfolios, respectively, for the fiscal year ended September 30, 2007. The Distributor is an indirect subsidiary of DMH, and, therefore, of Lincoln.

     Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the DMC, serves as the Portfolios’ financial intermediary wholesaler, and is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors, and other financial intermediaries. The fees associated with LFD’s services to the Portfolios are paid by the Distributor and not by the Portfolios. LFD is located at 2001 Market Street, Philadelphia, PA 19103.

VOTING INFORMATION

Proxy Solicitation

     This proxy solicitation is being made by the Board of Trustees for use at the Meeting. This proxy solicitation is being made primarily by mail, but may also be made through telephone, telegram, telecopy or other electronic media, advertisements, or oral or other communications by officers or employees of the Trust or its affiliates. The Trust may also employ a professional proxy solicitation firm. The cost of the solicitation is being paid by DMC. Management is unable to estimate precisely the costs of solicitation because there can be circumstances that result in unanticipated levels of expense (e.g., difficulty with the solicitation of proxies, etc.); however, Management anticipates that the total cost of the proxy solicitation, including legal costs, will be approximately $86,000.

The Portfolios will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Portfolios may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, DMC, and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders with respect to the proposal at an anticipated estimated cost of $5,500 per Portfolio, including out of pocket expenses, which will be borne by DMC. The Trust has also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws.

     As the Meeting date approaches, certain shareholders of the Portfolios may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

How can I vote?

     You may attend the Meeting and vote in person. You may also vote by completing and signing the enclosed proxy card and mailing it in the postage paid envelope provided. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the proposal and in accordance with the views of Management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If you sign and return a proxy card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting.

     You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed proxy card; or (iii) by voting your shares in person at the Meeting. Any letter of revocation or later-dated proxy card must be received by Delaware Investments prior to the Meeting and must indicate your name and account number to be effective. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed copy.

     Each shareholder may cast one vote for each full share and a partial vote for each partial share of the Portfolio that they own on the record date, which is June 25, 2008 (“Record Date”).

How many votes are necessary to approve the proposal?

     Thirty-three and one-third percent (33 1/3%) of a Portfolio’s shares outstanding and entitled to vote on the Record Date, represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting. When a quorum is present, the approval of the proposal on behalf of a Portfolio requires the affirmative vote by the lesser of (a) 67% or more of the shares present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares. Unless all three Portfolios receive the required affirmative vote, each of the Portfolios will continue to operate as a fund of funds.

     Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have the same effect as a vote “AGAINST” the proposal. The Portfolios do not anticipate receiving any broker non-votes.

Who is entitled to vote?

     Only shareholders of record of the Portfolios at the close of business on the Record Date, June 25, 2008, will be entitled to vote at the Meeting. As of the Record Date, the number of shares outstanding of each Portfolio, as well as the number of shares outstanding attributable to each class of shares of each Portfolio, are shown below:

	Total
	Outstanding	Class A	Class B	Class C	Class R	Institutional
	Shares	Shares	Shares	Shares	Shares	Shares
Delaware
Aggressive
Allocation
Portfolio	4,755,512.928	3,319,014.734	614,939.578	584,181.787	203,146.750	34,230.079

Delaware
Moderate
Allocation
Portfolio	5,358,020.399	4,052,244.261	395,382.469	648,146.892	115,416.988	146,829.789

Delaware
Conservative
Allocation
Portfolio	5,039,185.909	4,340,183.765	89,002.044	494,633.461	95,638.419	19,728.220

PRINCIPAL SHAREHOLDERS

     At the Record Date, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of any class of shares of any Portfolio.

     To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Appendix B, owned of record 5% or more of the outstanding shares of any class of any Portfolios.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

SHAREHOLDER PROPOSALS

     The Portfolios do not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, at 2005 Market Street, Philadelphia, Pennsylvania 19103, so that they will be received at a reasonable time before the printing or mailing of proxy materials has begun.

ADJOURNMENT

     The Meeting may be adjourned at any time during the course of the meeting, whether or not a quorum is present, by a majority of the votes cast by those shareholders in person at the Meeting or by proxy, or by the chairperson of the Meeting. An adjournment may be made with respect to the proposal to be voted upon at the Meeting on behalf of any one or more Portfolios, and any adjournment for a Portfolio will not delay or affect the effectiveness and validity of those votes or actions taken for another Portfolio prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by Management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

/s/ David F. Connor
David F. Connor
July 3, 2008	Secretary

APPENDIX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, made by and between DELAWARE GROUP FOUNDATION FUNDS, a Delaware business trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Portfolio” and, together with other series of shares listed on such Exhibit, the “Portfolios”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware business trust (the “Investment Manager”).

W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, each Portfolio engages in the business of investing and reinvesting its assets in securities; and

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Trust, on behalf of each Portfolio, and the Investment Manager desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Portfolio’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Portfolio and shall effect the purchase and sale of such investments in furtherance of each Portfolio’s objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Portfolio’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

     2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

1

APPENDIX A

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to a particular Portfolio by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Portfolio’s assets, a fee based on the average daily net assets of that Portfolio during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Portfolio as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Portfolio, the management fee for such Portfolio shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Portfolio according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for a Portfolio for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Portfolio. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Portfolio’s shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

2

APPENDIX A

     7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

     8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Portfolio as of the effective date set forth in Exhibit A for that Portfolio, if approved by the vote of a majority of the outstanding voting securities of that Portfolio. It shall continue in effect for an initial period of two years for each Portfolio and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Portfolio and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Portfolio by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Portfolio. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act.

3

APPENDIX A

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 1st day of April, 1999.

DELAWARE MANAGEMENT COMPANY,		DELAWARE GROUP
a series of Delaware Management Business Trust		FOUNDATION FUNDS on behalf
of the Portfolios listed on Exhibit A

By:	/s/ David K. Downes	By:	/s/ David K. Downs
Name:	David K. Downes	Name:	David K. Downs
Title:	President	Title:	Executive Vice President,
Chief Operating Officer

Attest:	/s/ David F. Connor	Attest:	/s/ Michael D. Mabry
Name:	David F. Connor	Name:	Michael D. Mabry
Title:	Vice President,	Title:	Assistant Secretary,
	Assistant Secretary,		Associate General Counsel
Associate General Counsel

4

APPENDIX A

EXHIBIT A

     THIS EXHIBIT to the Investment Management Agreement between DELAWARE GROUP FOUNDATION FUNDS and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust entered into as of the _____ day of _____, 2008 (the “Agreement”) lists the Portfolios for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Portfolio and the date on which the Agreement became effective for each Portfolio.

Portfolio Name	Effective Date	Management Fee Schedule
		(as a percentage of
		average daily net assets)
		Annual Rate
Aggressive Allocation Portfolio	________, 2008	0.65%

Moderate Allocation Portfolio	________, 2008	0.65%

Conservative Allocation Portfolio	________, 2008	0.65%

Breakpoints applicable to each Portfolio:

Fees (as a Percentage of
average daily net assets)
Net Asset Level	Annual Rate
Up to $500 million	0.65%
$500 million - $1 billion	0.60%
$1 billion - $2.5 billion	0.55%
Above $2.5 billion	0.50%

DELAWARE MANAGEMENT COMPANY,	DELAWARE GROUP
a series of Delaware Management Business Trust	FOUNDATION FUNDS

By:	By:
Name:	Name:
Title:	Title:

Attest:	Attest:
Name:	Name:
Title:	Title:

5

APPENDIX B

PRINCIPAL SHAREHOLDERS

     To the Trust’s knowledge, as of the Record Date, the following are all of the beneficial and record owners of more than five percent of each Portfolio:

		Number of	Percent of	Percent of
Portfolio and Class	Shareholder Name and Address	Shares	Portfolio	Class
Delaware Aggressive
Allocation Portfolio
	MCB TRUST SERVICES TRUSTEE FBO	977,353.415	20.62%	29.45%
Class A	HOAG SHELTERED SAVINGS PLAN
	700 17TH STREET – SUITE 300
	DENVER CO 80202-3531
	MLPF&S FOR THE SOLE BENEFIT OF ITS	448,619.450	9.46%	13.52%
	CUSTOMERS
Class A	4800 DEER LAKE DRIVE E
	2ND FLOOR
	JACKSONVILLE FL 32246-6484
	MLPF&S FOR THE SOLE BENEFIT OF ITS	58,851.152	1.23%	10.07%
	CUSTOMERS
Class C	4800 DEER LAKE DRIVE E
	2ND FLOOR
	JACKSONVILLE FL 32246-6484
	MLPF&S FOR THE SOLE BENEFIT OF ITS	182,101.392	3.83%	89.64%
Class R	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246
	RS DMC EMPLOYEE MPP PLAN	14,593.770	0.31%	42.63%
	DELAWARE MANAGEMENT CO MPP
Institutional	TRUST
	C/O RICK SEIDEL
	2005 MARKET ST
	PHILADELPHIA PA 19103-7042
	DMTC C/F THE ROLLOVER IRA OF	8,968.726	0.19%	26.20%
	LAWRENCE BERGMAN
Institutional	C/O FORMAN
	222 UPLAND RD
	MERION STATION PA 19066-1822
	DELAWARE MANAGEMENT BUSINESS	8,066.120	0.17%	23.56%
Institutional	TR-DIA
	2005 MARKET STREET 9TH FLOOR
	PHILADELPHIA PA 19103-7007
	DMTC C/F THE ROLLOVER IRA OF GINA	1,957.658	0.04%	5.72%
Institutional	LUBERT
	28680 BRUSH CANYON DR
	YORBA LINDA CA 92887-6404
Delaware Moderate
Allocation Portfolio
	MCB TRUST SERVICES TRUSTEE FBO	1,667,272.217	31.13%	41.14%
	HOAG SHELTERED SAVINGS PLAN
	700 17TH STREET – SUITE 300
Class A	DENVER CO 80202-3531
	MCB TRUST SERVICES TRUSTEE FBO	278,344.983	5.20%	6.87%
	VISITING NURSE SERVICE P/S
	700 17TH STREET – SUITE 300
	DENVER CO 80202-3531
	MLPF&S FOR THE SOLE BENEFIT OF ITS	42,160.351	0.78%	10.66%
Class B	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246-6484
	MLPF&S FOR THE SOLE BENEFIT OF ITS	95,812.449	1.79%	14.78%
Class C	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246-6484
	MLPF&S FOR THE SOLE BENEFIT OF ITS	98,864.663	1.84%	85.66%
Class R	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246
	MG TRUSTCO TRUSTEE UNITED	10,012.369	0.19%	8.67%
Class R	COMMUNITY BANK 401K PS PLAN
	700 17TH STREET – SUITE 300
	DENVER CO 80202-3531

	RS DMC EMPLOYEE MPP PLAN	92,783.154	1.73%	63.19%
	DELAWARE MANAGEMENT CO MPP
Institutional	TRUST
	C/O RICK SEIDEL
	2005 MARKET ST
	PHILADELPHIA PA 19103-7042
	PATTERSON & CO FBO JEFFERSON-PILOT	45,039.131	0.84%	30.67%
Institutional	LIFE AGENTS’ RET
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-0001
	DELAWARE MANAGEMENT BUSINESS	7,800.792	0.15%	5.31%
Institutional	TR-DIA
	2005 MARKET STREET 9TH FLOOR
	PHILADELPHIA PA 19103-7007
Delaware Conservative
Allocation Portfolio
	MCB TRUST SERVICES TRUSTEE FBO	3,023,531.041	60.01%	69.66%
Class A	HOAG SHELTERED SAVINGS PLAN
	700 17TH STREET – SUITE 300
	DENVER CO 80202-3531
	MLPF&S FOR THE SOLE BENEFIT OF ITS	18,026.925	0.36%	20.25%
Class B	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246-6484
	AZNEEF ROBERTS 403(B)(7)-PERSHING	7,411.801	0.15%	8.33%
Class B	LLC AS CUST
	9311 GOLONDRINA DR.
	LA MESA CA 91941-5647
	DMTC C/F THE SIMPLE IRA ACCOUNT OF	6,041.129	0.12%	6.79%
	MASSARI INC
Class B	FBO KAREN L MASSARI
	120 DRIFTWOOD DR
	MONONGAHELA PA 15063-1152
	DMTC C/F THE SIMPLE IRA ACCOUNT OF	5,718.164	0.11%	6.42%
	MASSARI INC
Class B	FBO FRANK MASSARI
	120 DRIFTWOOD DR
	MONONGAHELA PA 15063-1152
	RAYMOND JAMES & ASSOC INC CSDN	5,388.579	0.11%	6.05%
Class B	FBO ANTHONY J SARDO IRA
	3 ROSS WAY
	WINDSOR LOCKS CT 06096-1267
	MLPF&S FOR THE SOLE BENEFIT OF ITS	218,342.610	4.32%	44.14%
Class C	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246-6484
	MLPF&S FOR THE SOLE BENEFIT OF ITS	89,158.812	1.77%	93.22%
Class R	CUSTOMERS
	4800 DEER LAKE DRIVE E 2ND FLOOR
	JACKSONVILLE FL 32246
	RS DMC EMPLOYEE MPP PLAN	10,536.416	0.21%	53.41%
	DELAWARE MANAGEMENT CO MPP
Institutional	TRUST
	C/O RICK SEIDEL
	2005 MARKET ST
	PHILADELPHIA PA 19103-7042
	DELAWARE MANAGEMENT BUSINESS	8,438.995	0.17%	42.78%
Institutional	TR-DIA
	2005 MARKET STREET 9TH FLOOR
	PHILADELPHIA PA 19103-7007

Delaware Aggressive Allocation Portfolio (the “Portfolio”)
SPECIAL SHAREHOLDER MEETING – September 16, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael E. Dresnin, Cori E. Daggett and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Portfolio to be held on Tuesday, September 16, 2008, at 4:00 p.m. E.D.T. at 2005 Market Street, the Board Room of Stradley Ronon Stevens & Young, LLP, 26th Floor, Philadelphia, Pennsylvania 19103, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Date ____________, 2008

Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)
THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE PORTFOLIO OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, THE PROXY CARD IS VALID IF EXECUTED BY ANY ONE OF THE JOINT OWNERS, UNLESS AT OR PRIOR TO THE PROXY THE TRUST RECEIVES A SPECIFIC WRITTEN NOTICE TO THE CONTRARY FROM ANY ONE OF THE JOINT OWNERS. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Foundation - VD

Please fill in box(es) as shown using black or blue ink.

1.	To approve an amendment to the Investment Management Agreement between the Trust, on behalf of the Portfolio, and Delaware Management Company	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
YOUR VOTE IS IMPORTANT – PLEASE ACT TODAY.

Foundation - VD

Delaware Moderate Allocation Portfolio (the “Portfolio”)
SPECIAL SHAREHOLDER MEETING – September 16, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael E. Dresnin, Cori E. Daggett and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Portfolio to be held on Tuesday, September 16, 2008, at 4:00 p.m. E.D.T. at 2005 Market Street, the Board Room of Stradley Ronon Stevens & Young, LLP, 26th Floor, Philadelphia, Pennsylvania 19103, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Date ____________, 2008

Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)
THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE PORTFOLIO OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, THE PROXY CARD IS VALID IF EXECUTED BY ANY ONE OF THE JOINT OWNERS, UNLESS AT OR PRIOR TO THE PROXY THE TRUST RECEIVES A SPECIFIC WRITTEN NOTICE TO THE CONTRARY FROM ANY ONE OF THE JOINT OWNERS. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Foundation - VD

Please fill in box(es) as shown using black or blue ink.

1.	To approve an amendment to the Investment Management Agreement between the Trust, on behalf of the Portfolio, and Delaware Management Company	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
YOUR VOTE IS IMPORTANT – PLEASE ACT TODAY.

Foundation - VD

Delaware Conservative Allocation Portfolio (the “Portfolio”)
SPECIAL SHAREHOLDER MEETING – September 16, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael E. Dresnin, Cori E. Daggett and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Portfolio to be held on Tuesday, September 16, 2008, at 4:00 p.m. E.D.T. at 2005 Market Street, the Board Room of Stradley Ronon Stevens & Young, LLP, 26th Floor, Philadelphia, Pennsylvania 19103, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Date ____________, 2008

Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)
THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE PORTFOLIO OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, THE PROXY CARD IS VALID IF EXECUTED BY ANY ONE OF THE JOINT OWNERS, UNLESS AT OR PRIOR TO THE PROXY THE TRUST RECEIVES A SPECIFIC WRITTEN NOTICE TO THE CONTRARY FROM ANY ONE OF THE JOINT OWNERS. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Foundation - VD

Please fill in box(es) as shown using black or blue ink.

1.	To approve an amendment to the Investment Management Agreement between the Trust, on behalf of the Portfolio, and Delaware Management Company	FOR ☐	AGAINST ☐	ABSTAIN ☐